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                               Exhibit 10. 2

                       VALLEY FORGE SCIENTIFIC CORP.
                           STOCK OPTION AGREEMENT
                                PURSUANT TO
                       NON-QUALIFIED STOCK OPTION PLAN

     This STOCK OPTION AGREEMENT is dated as of the ____ day of __________, 199__ by and between Valley Forge Scientific Corp. (the "Company") and ______________ (the "Option Holder"), governing the grant by the Company to the Option Holder of a Non-Qualified Stock Option to purchase an aggregate of _______ shares ("Option Shares") of the no par value common stock ("Common Stock") of the Company under the Valley Forge Scientific Corp. Non-Qualified Stock Option Plan ("Plan").

                                 ARTICLE I
                                DEFINITIONS

     1.1 In this Non-Qualified Stock Option Agreement (hereinafter referred to as the "Agreement") unless the context otherwise requires, references to the following words shall bear the following meanings:

          "Adoption Date" shall mean the date upon which the Plan was adopted by the Board of Directors of the Company.

          "Board" shall mean the Board of Directors of the Company or a duly constituted committee thereof.

          "Company" shall mean Valley Forge Scientific Corp.

          "Date of Grant" shall mean the date upon which an Option is granted by the Company pursuant to Article V of the Plan.

          "Market Value" shall mean the fair market value of a share of Common Stock on the Date of Grant.

          "Option" shall mean a right to subscribe for Shares granted to a Qualified Person pursuant to the Plan.

          "Option Holder" shall mean a Qualified Person or a former Qualified Person who holds an Option in accordance with the terms and provisions of the Plan.

          "Option Period" shall mean the period commencing on the Date of Grant and expiring on the day preceding the tenth anniversary of the Date of Grant.

          "Option Shares" shall mean unissued Shares in respect of which Options are granted.

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          "Participant" shall mean any Qualified Person to whom an Option is granted.

          "Plan" shall mean Valley Forge Scientific Corp. Non-Qualified Stock Option Plan adopted on July 6, 1988.

          "Qualified Person" shall mean any officer, employee, director or consultant of the Company.

          "Shares" shall mean the authorized no par value shares of Common Stock of the Company.

          "Subscription Price" shall mean the price payable for a Share on the exercise of an Option, as determined in accordance with Article VI of the Plan.


                                 ARTICLE II
               CONFIRMATION OF GRANT AND SUBSCRIPTION PRICE.

     2.1. Subject to the terms and conditions of the Plan, the provisions of which are hereby made a part of this Agreement, and the return of this Agreement signed by the Option Holder, the Company hereby confirms it grant to the Option Holder of an Option to purchase ________ Shares at the Subscription Price of $______ per Share.

                                 ARTICLE III


     3.1. The schedule for the exercise of Options granted pursuant to this Agreement shall be as follows:

     No. of              Date First Available        Expiration Date of
     Shares                 For Exercise               Right of Exercise

     _______              ______________              ______________


     (a) The number of Shares as to which the Option becomes available for exercise may be purchased after the date first available for exercise indicated above, subject to the provisions hereof, and at any time prior to the expiration date of the Option indicated above.


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                                 ARTICLE IV
                          RESTRICTION OF EXERCISE

     4.1. The Option may be exercised only with respect to full Shares.
No fractional Shares shall be issued. The Option may not be exercised in whole or in part and no Shares subject to the Option shall be issued, if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of the Options shall not have been secured.

     4.2. In addition, the Company may (but need not) require as a condition to the exercise of the Option in whole or in part, that the Option Holder (or any person exercising the Option after the death of the Option Holder in accordance with the provisions os Section 6.1(b) hereof) represent to the Company in writing that the Shares to be acquired upon such exercise are to be acquired for the account of the Option Holder (or for the account of any person exercising the Option after the death of the Option Holder in accordance with the provisions of Section 6.1(b) hereof) for investment only and not with a view to distribution of any such Shares.

     4.3. All Shares acquired by the Option Holder pursuant to this Agreement shall be subject to the restrictions contained in the By-Laws of the Company, as may be amended or restated from time to time.

     4.4. No Option may be exercised later than ten (10) years after the Date of Grant.

     4.5. An Option shall only be exercised during the Option Period, except as provided in Article VI herein.


                                 ARTICLE V
                            MANNER OF EXERCISE


     5.1. To the extent the Option shall have become and remains exercisable and subject to such administrative regulations established by the Board pursuant to the Plan, the Option may be exercised in whole or in part, by the service of written notice, in the form attached hereto as Appendix A, by the Option Holder upon the Secretary of the Company specifying the number of shares with respect to which the Option is being exercised, together with full payment in United States Dollars for the Subscription Price for such Shares as herein provided. The date of exercise of the Option shall be the date on which said written notice and full payment are received by the Secretary pursuant to this Section 5.1.

     5.2. In the event that the Option shall be exercised by a person other than the Option holder in accordance with the provisions of Section 6.1(b) of
Article VI, such person shall furnish the Company either evidence satisfactory to the Company of his or her right to exercise the Option.

     5.3. The Company may require the Option Holder or other person exercising the Option

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in accordance with the provisions of Section 6.1(b) of
Article VI, to furnish or execute such documents as the Company shall deem necessary to evidence such exercise, to determine whether registration is then require under the Securities Act of 1933, or any other applicable law.

     5.4. The obligation of the Company to deliver stock certificates evidencing Shares upon the exercise of any Option shall be subject to applicable federal, state, local and foreign securities and tax laws.

     5.5. If an offer shall be made to the holders of Shares to acquire such shares or a plan shall be proposed whereunder the Company may, or shall have become a subsidiary of another company, on such an offer becoming unconditional or such plan being sanctioned by the Court, the Board shall forthwith give notice thereof in writing to each participant (or as the case may be his personal representative) who shall be entitled:

          (a) Within the period of six (6) months after the date on which such an offer becomes unconditional to exercise his Option up to the full extent to which it remains unexercised; provided that if during such period of six (6) months such other company exercises its rights of compulsory acquisition of Shares (including any Shares issued upon the exercise of Options) and gives notice to the Participant that it intends to exercise such right as regards all Shares issued upon the exercise of Options prior to a specified date (not being earlier than one (1) month after the date of such notice) the Option shall only remain exercisable until the specified date; and

          (b) Within a period of one (1) month after the date on which such a plan is approved by the stockholders, to exercise his Option up to the fullest extent on which such a plan is approved by the stockholders, provided that any right to exercise an Option contained in this Section 5.6 shall not be exercisable later than the expiration of the Option Period.

     5.6. If notice is duly given of a resolution for the voluntary winding up of the Company, a Participant may forthwith and before the commencement of the winding-up exercise his Option up to the full extent to which it remains unexercised (but so that such exercise shall be conditional upon such resolution being passed) provided that any right to exercise an Option contained in this Section 5.6. shall not be exercisable later than the expiration of the Option Period.

                                 ARTICLE VI
                          TERMINATION OF OPTIONS


     6.1. Except as otherwise stated herein, the Option to the extent not heretofore exercised shall terminate upon either of the following dates, whichever shall occur first:

          (a) The expiration of three (3) months after the date which employment of the Option Holder by the Company or any of its subsidiaries is terminated (except if such termination be by reason of death or permanent or total disability). The granting of an Option

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to a Qualified Person does not alter in any way the existing rights of the
Company or any of its subsidiaries to terminate the employment of such person at any time for any reason, nor does it confer upon such person any rights or privileges, except as specifically provided for in this Agreement.

          (b) The expiration of six (6) months following the date of death of the Participant, subject to the Participant being in the employ of the Company or any of its subsidiaries on the date of death. Under such circumstances the executors and administrators of the Option Holder may exercise the Option within six (6) months following the date of the death of the Option Holder, as to any Shares not theretofore exercised during the lifetime of the Option Holder.

          (c) The expiration of ten (10) years from the Date of Grant by the Company to the Option Holder of the Option.

                                 ARTICLE VII
                             NON-ASSIGNABILITY

     7.1. This Option is non-assignable by the Option Holder, except in the event of his or her death, as provided in section 6.1(b) of Article VI, as set forth above.

                                ARTICLE VIII
                         RIGHTS AS A STOCKHOLDER

     8.1. The Option Holder shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of exercise of the Option as provided in Article V herein. No adjustments shall be made for dividends or to other rights which may accrue to stockholders of the Company prior to such date.

                                 ARTICLE IX
                            CAPITAL ADJUSTMENTS

     9.1. If and to the extent that the number of Shares shall be increased or reduced either by change in par value, stock split, reverse stock split, reclassification, distribution of a dividend payable in stock, or the like, the number of Shares subject to this Option and the Subscription Price per Share shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another entity, the Option Holder shall be entitled to receive Options theretofore not exercised covering Shares or such other ownership interests of such reorganized, consolidated, or merged entity in the same proportion at an equivalent price, and subject to the same terms and conditions.

                                 ARTICLE X
                                   NOTICE


     10.1. All notices to the Secretary of the Company hereunder shall

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be in writing and shall be made by personal delivery or by certified mail, return receipt requested, to the Secretary at the then principal office of the Company.

                                 ARTICLE XI
                INTERPRETATION OF AGREEMENT: GOVERNING LAW


     11.1. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the Company and the Option Holder have duly executed this Agreement.


                              VALLEY FORGE SCIENTIFIC CORP.
ATTEST:


___________________           By: ____________________________


WITNESS:                      OPTION HOLDER



____________________         _____________________________

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                                 APPENDIX A
             FORM OF EXERCISE OF NON-QUALIFIED STOCK OPTIONS

Secretary
Valley Forge Scientific Corp.
136 Green Tree Road
Oaks, PA 19456

Dear Mr. Gilloway:

     I wish to exercise Options for ___________ shares of common stock of Valley Forge Scientific Corp. now available to me under the grant of ________________ shares made to me effective as of __________________ at
$_______ per share pursuant to the Valley Forge Scientific Corp. Non-Qualified Stock Option Plan and the Non-Qualified Stock Option Agreement, a copy of said Agreement being attached hereto. My certified check drawn to the order of Valley Forge Scientific Corp. in the amount of $_____ is attached.

NAME: ________________________________
SS No. : _____________________________

Address of Record:
______________________________________________________________.

Please forward my Certificate to the following address:

______________________________________________________________.


_________________________               Date:_____________
Employee Signature


TO BE COMPLETED BY PERSONNEL MANAGER:

The above named Employee is a current Employee?  Yes ___  No____
Termination Date:________________


______________________________          Date:_____________
Authorized Corporate Officer